EXHIBIT 10.79

MASTER LEASE NO. 1 AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. 1 AMENDMENT AGREEMENT

THIS MASTER LEASE NO. 1 AMENDMENT AGREEMENT (hereinafter this “Agreement” ) is dated as of the 11th day of December, 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated November 5, 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Sale/Amendment Agreement”).

C. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease No. 1 Partial Lease Termination Agreement bearing even date herewith (the “Partial Lease Termination”), pursuant to which the Lease was terminated as it applied to certain properties.

D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Base Rent and Current Rent Amendments. Relative to the definitions of “Base Rent” and “Current Rent” contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from December 12, 2003 through April 30, 2004, be equal to Forty Seven Million One Hundred One Thousand Sixty Two and 41/100 Dollars ($47,101,062.41) per annum, and, for Rent

Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of “Base Rent” or subsection (b) of the definition of “Current Rent”, as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms.

3. New Section 40.18.1. Section 40.18.1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Section 40.18.1 If this Lease is combined pursuant to Section 40.18 with any other lease of any Master Lease Leased Property(ies), and this Lease is the Section 40.18 Lease, each Master Lease Leased Property included in the Second Lease shall, following such combination, be a part of, and re-join, the Renewal Group of the same number as was applicable to such Master Lease Leased Property as of December 11, 2003, as set forth as of such date in Exhibit D to this Lease. Notwithstanding the foregoing, if this Lease is combined pursuant to Section 40.18 with that certain Master Lease Agreement dated as of December 12, 2001 between Ventas Finance I, LLC, as successor to Ventas Realty, Limited Partnership, and Tenant, and this Lease is the Section 40.18 Lease, each Master Lease Leased Property included in such Second Lease shall, following such combination, be a part of, and re-join, the Renewal Group of the same number as was originally applicable to such Master Lease Leased Property as of April 20, 2001, as set forth as of such date in Exhibit D to this Lease; provided that, if such original Renewal Group no longer exists as of the date of such combination due to the combination of such Renewal Group with another Renewal Group, then such Master Lease Leased Property shall be a part of, and join, the Renewal Group into which such original Renewal Group was combined.

4. New Exhibit C. Effective as of December 12, 2003, Exhibit C to the Lease shall be amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

5. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

6. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

7. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

8. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

9. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

10. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

11. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

12. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:	/s/ Joseph Landenwich

Name:	Joseph Landenwich
Title:	Vice President of Corporate Legal Affairs and Corporate Secretary

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:	/s/ Joseph Landenwich

Name:	Joseph Landenwich
Title:	Vice President of Corporate Legal Affairs and Corporate Secretary

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

	By:	/s/ T. Richard Riney

T. Richard Riney, Executive Vice President, General Counsel and Secretary

Acknowledgments

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 5th day of December, 2003, personally came before me Tracey Maxwell, a Notary Public in and for said County and State, Joseph Landenwich, who being by me duly sworn, says that he is the Vice President of Corporate Legal Affairs and Corporate Secretary of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Vice President of Corporate Legal Affairs and Corporate Secretary acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of December, 2003.

/s/ Tracey Maxwell

Notary Public

My Commission Expires:

December 19, 2006

[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 5th day of December, 2003, personally came before me Tracey Maxwell, a Notary Public in and for said County and State, Joseph Landenwich, who being by me duly sworn, says that he is the Vice President of Corporate Legal Affairs and Corporate Secretary of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Vice President of Corporate Legal Affairs and Corporate Secretary acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of December, 2003.

/s/ Tracey Maxwell

Notary Public

My Commission Expires:

December 19, 2006

[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 11th day of December, 2003, personally came before me Dana J. Baker, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this      day of                     , 2003.

/s/ Dana J. Baker

Notary Public

My Commission Expires:

March 28, 2005

[Notarial Stamp/Seal]

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:	/s/ James S. Ely, III

Name:	James S. Ely, III
Title:	Managing Director

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

This 5th day of December, 2003, personally came before me Bernadette M. Sullivan, a Notary Public in and for said County and State, James S. Ely, III, who being by me duly sworn, says that he is the Managing Director of JPMORGAN CHASE BANK, a New York bank corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Managing Director acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of December, 2003.

/s/ Bernadette M. Sullivan

Notary Public

My Commission Expires:

June 30, 2006

[Notarial Stamp/Seal]

ATTACHMENT 1

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

Facility ID	Facility Name	Base Rent Commencing July 1, 2003	Percentage of Master Lease Commencing
114	Arden Rehab & Healthcare Center	506,191.44	1.0747%
127	Northwest Continuum Care Center	464,995.61	0.9872%
132	Madison Healthcare & Rehab Center	360,274.48	0.7649%
140	Wasatch Care Center	371,987.25	0.7898%
185	Heritage Health & Rehab Center	38,917.11	0.0826%
191	Silas Creek Manor	508,544.73	1.0797%
198	Harrington House Nursing & Rehab Center	825,796.54	1.7532%
218	Cascade Rehab & Care Center	329,594.66	0.6998%
327	Laurel Ridge Rehab & Nursing Center	356,064.36	0.7560%
409	Mountain Valley Care & Rehab	295,028.28	0.6264%
416	Park Place Health Care Center	923,956.89	1.9616%
433	Parkview Acres Care & Rehab Center	339,101.98	0.7199%
436	Valley Healthcare & Rehab Center	390,648.08	0.8294%
441	Mountain Towers Healthcare & Rehab	212,106.96	0.4503%
452	Sunnyside Care Center	233,668.94	0.4961%
462	Queen Anne Healthcare	596,850.79	1.2672%
507	Country Manor Rehab & Nursing Center	1,059,194.88	2.2488%
516	Hammersmith House Nursing Care Center	154,800.30	0.3287%
518	Timberlyn Heights Nursing & Alzheimer’s Center	426,290.67	0.9051%
525	La Veta Healthcare Center	445,393.79	0.9456%
550	Norway Rehab & Living Center	176,705.55	0.3752%
552	Shore Village Rehab & Nursing Center	299,480.13	0.6358%
555	Brentwood Manor Rehab & Nursing Center	178,300.69	0.3785%
558	Fieldcrest Manor Nursing Home	213,444.98	0.4532%
562	Andrew House Healthcare	370,186.85	0.7859%
567	Nutmeg Pavilion Healthcare	546,789.98	1.1609%
577	Minerva Park Nursing & Rehab Center	384,626.52	0.8166%
582	Colony House Nursing & Rehab Center	351,106.91	0.7454%
640	Las Vegas Healthcare & Rehab Center	381,700.18	0.8104%
738	Bay View Nursing & Rehab Center	276,327.97	0.5867%
742	Sonoran Rehab & Care Center	332,158.57	0.7052%

1

Facility ID	Facility Name	Base Rent Commencing July 1, 2003	Percentage of Master Lease Commencing
745	Aurora Care Center	565,721.90	1.2011%
767	Colony Oaks Care Center	318,298.47	0.6758%
769	North Ridge Med. & Rehab Center	677,766.45	1.4390%
779	Westview Nursing & Rehab Center	430,744.96	0.9145%
784	Northfield Center for Health & Rehab	670,977.51	1.4245%
806	Chapel Hill Rehab & Healthcare Center	244,502.00	0.5191%
868	Lebanon County Manor	278,481.10	0.5912%
4602	Kindred Hospital So. Florida Coral Gables Campus	796,042.86	1.6901%
4618	Kindred Hospital Oklahoma City	1,077,710.11	2.2881%
4619	Kindred Hospital Pittsburgh	1,366,997.92	2.9023%
4620	LaGrange Community Hospital	572,401.51	1.2153%
4628	Kindred Hospital Chattanooga	818,603.37	1.7380%
4633	Kindred Hospital Louisville	3,265,349.87	6.9326%
4637	Kindred Hospital Chicago North Campus	5,762,820.31	12.2350%
4638	Kindred Hospital Indianapolis	1,830,265.32	3.8858%
4652	Kindred Hospital North Florida	3,335,504.01	7.0816%
4656	Kindred Hospital Phoenix	865,391.60	1.8373%
4680	Kindred Hospital St. Louis	1,031,494.16	2.1900%
4690	Kindred Hospital Chicago Northlake Campus	1,765,941.31	3.7493%
4693	Menlo Park Surgical Hospital	749,303.03	1.5908%
4822	Kindred Hospital San Francisco Bay Area	1,660,901.98	3.5263%
4842	Kindred Hospital Westminster	4,775,210.52	10.1382%
4848	Kindred Hospital San Diego	1,890,396.07	4.0135%

	Total	47,101,062.41	100.0000%

2

ATTACHMENT 2

EXHIBIT D

Renewal Groups

Master Lease #1

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
1	4822	Kindred Hospital - San Francisco Bay Area	San Leandro	CA	April 30, 2008	#1
2	4618	Kindred Hospital - Oklahoma City	Oklahoma City	OK	April 30, 2008	#1
3	779	Westview Nursing & Rehab. Center	Bedford	IN	April 30, 2008	#1
4	784	Northfield Centre for Health & Rehab.	Louisville	KY	April 30, 2008	#1
5	577	Minerva Park Nursing & Rehab. Ctr.	Columbus	OH	April 30, 2008	#1
6	132	Madison Healthcare & Rehab. Ctr.	Madison	TN	April 30, 2008	#1
7	4619	Kindred Hospital – Pittsburgh	Oakdale	PA	April 30, 2008	#2
8	562	Andrew House Healthcare	New Britain	CT	April 30, 2008	#2
9	507	Country Manor Rehab. & Nsg. Center	Newburyport	MA	April 30, 2008	#2
10	582	Colony House Nsg. & Rehab. Ctr.	Abington	MA	April 30, 2008	#2

1

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
11	550	Norway Rehabilitation & Living Center	Norway	ME	April 30, 2008	#2
12	558	Fieldcrest Manor Nursing Home	Waldoboro	ME	April 30, 2008	#2
13	806	Chapel Hill Rehab. & Healthcare Ctr.	Chapel Hill	NC	April 30, 2008	#2
14	767	Colony Oaks Care Center	Appleton	WI	April 30, 2008	#2
15	4693	Menlo Park Surgical Center	Menlo Park	CA	April 30, 2008	#3
16	4842	Kindred Hospital – Westminster	Westminster	CA	April 30, 2008	#3
17	525	La Veta Healthcare Center	Orange	CA	April 30, 2008	#3
18	416	Park Place Health Care Center	Great Falls	MT	April 30, 2008	#3
19	140	Wasatch Care Center	Ogden	UT	April 30, 2008	#3
20	114	Arden Rehabilitation & Healthcare Ctr.	Seattle	WA	April 30, 2008	#3
21	4638	Kindred Hospital – Indianapolis	Indianapolis	IN	April 30, 2013	#4
22	436	Valley Healthcare & Rehab. Center	Tucson	AZ	April 30, 2013	#4
23	742	Sonoran Rehab & Care Center	Phoenix	AZ	April 30, 2013	#4
24	738	Bay View Nursing & Rehab. Center	Alameda	CA	April 30, 2013	#4
25	640	Las Vegas Healthcare & Rehab. Ctr.	Las Vegas	NV	April 30, 2013	#4

2

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
26	462	Queen Anne Healthcare	Seattle	WA	April 30, 2013	#4
27	4633	Kindred Hospital – Louisville	Louisville	KY	April 30, 2013	#4
28	327	Laurel Ridge Rehab. & Nursing Ctr.	Jamaica Plain	MA	April 30, 2013	#4
29	552	Shore Village Rehab. & Nursing Ctr.	Rockland	ME	April 30, 2013	#4
30	555	Brentwood Rehab. & Nsg. Center	Yarmouth	ME	April 30, 2013	#4
31	4620	Kindred Hospital – LaGrange	LaGrange	IN	April 30, 2010	#6
32	191	Silas Creek Manor	Winston-Salem	NC	April 30, 2010	#6
33	868	Lebanon Country Manor	Lebanon	OH	April 30, 2010	#6
34	4602	Vencor Hospital - Coral Gables	Coral Gables	FL	April 30, 2010	#7
35	4652	Kindred Hospital - North Florida	Green Cove Spr.	FL	April 30, 2010	#7
36	567	Nutmeg Pavilion Healthcare	New London	CT	April 30, 2010	#7
37	516	Hammersmith House Nsg. Care Ctr.	Saugus	MA	April 30, 2010	#7
38	518	Timberlyn Heights Nsg. & Alz. Ctr.	Great Barrington	MA	April 30, 2010	#7
39	4656	Kindred Hospital – Phoenix	Phoenix	AZ	April 30, 2010	#8
40	4848	Kindred Hospital - San Diego	San Diego	CA	April 30, 2010	#8

3

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
41	745	Aurora Care Center	Aurora	CO	April 30, 2010	#8
42	218	Cascade Care Center	Caldwell	ID	April 30, 2010	#8
43	409	Mountain Valley Care and Rehab.	Kellogg	ID	April 30, 2010	#8
44	433	Parkview Acres Care & Rehab Ctr.	Dillon	MT	April 30, 2010	#8
45	441	Mountain Towers Healthcare & Rehab	Cheyenne	WY	April 30, 2010	#8
46	4680	Kindred Hospital - St. Louis	St. Louis	MO	April 30, 2010	#9
47	4628	Kindred Hospital – Chattanooga	Chattanooga	TN	April 30, 2010	#9
48	198	Harrington House Nsg. & Rehab. Ctr.	Walpole	MA	April 30, 2010	#9
49	4690	Kindred Hospital - Chicago (Northlake Campus)	Northlake	IL	April 30, 2010	#6
50	4637	Kindred Hospital – Chicago North	Chicago	IL	April 30, 2010	#6
51	452	Sunnyside Care Center	Salem	OR	April 30, 2010	#6
52	127	Northwest Continuum Care Center	Longview	WA	April 30, 2010	#6
53	185	Heritage Health & Rehab. Center	Vancouver	WA	April 30, 2010	#6
54	769	North Ridge Med. & Rehab. Center	Manitowoc	WI	April 30, 2010	#6

4